FAIR VALUE MEASUREMENTS (Schedule of Change of Fair Value Measurement) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2015 USD ($)
Change of fair value measurements that are categorized within Level 3
Total fair value as of January 1, 2015	$ 5,392
Acquisition	1,616
Cash settlements	(2,054)
Revaluation of liability presented at fair value	(187)
Accretion of contingent payment obligations	477
Change in fair value of payment obligations	(2,067)
Total fair value as of December 31, 2015	$ 3,177